UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K-A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 April 24, 2003
                            ------------------------
                Date of Report: (Date of earliest event reported)

                            ARTHUR J. GALLAGHER & CO.
                            -------------------------
             (Exact name of registrant as specified in its charter)

            Delaware                       1-9761              36-2151613
     ----------------------           ----------------       --------------
  (State or other jurisdiction        (Commission File      (I.R.S. Employer
of incorporation or organization)          Number)        Identification Number)

          Two Pierce Place, Itasca, Illinois 60143-3141, (630) 773-3800
          -------------------------------------------------------------
               (Address, including zip code and telephone number,
        including area code, of registrant's principal executive offices)

Item 9.  Regulation FD Disclosure  (including  information  being provided under
Item 12)

The following information is furnished pursuant to Item 9 "Regulation FD Disclosure" and Item 12 "Disclosure of Results of Operations and Financial Condition". The information furnished pursuant to Item 12 is included under this
Item 9 in accordance with SEC Release Nos. 33-8216 and 34- 47583.

On April 24, 2003, Arthur J. Gallagher & Co. ("AJG") issued a press release setting forth certain corrections to its April 23, 2003 earnings release. A copy of AJG's April 24, 2003 press release is attached hereto as Exhibit 99 and hereby incorporated by reference.

Exhibit Index

      No. 99. Press release, dated April 24, 2003, issued by Arthur J. Gallagher & Co.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Arthur J. Gallagher & Co.

                                 By: /s/ Douglas K. Howell
                                     ----------------------------------------
                                     Douglas K. Howell
                                     Vice President and Chief Financial Officer

Dated: April 24, 2003